THE MANAGERS FUNDS
                 EQUITY FUNDS

        Supplement dated June 1, 1999
  to Prospectus and Statement of Additional
       Information dated April 1, 1999

The Prospectus and Statement of Additional
Information is hereby supplemented as follows:

Emerging Markets Equity Fund

As of June 1, 1999, King Street Advisors,
Limited, asset manager to Managers Emerging
Markets Equity Fund, has changed its name to Rexiter Capital Management Limited. Any reference to King Street Advisors, Limited
("King Street"), is deleted in its entirety and is hereby replaced with Rexiter Capital
Management Limited ("Rexiter"). There are no other changes to the organization of King
Street, and the same senior investment
personnel responsible for managing the Fund's portfolio at King Street still function in the same capacity at Rexiter.


June 1, 1999